Corporate Presentation August 2026 1

Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Any statement describing Acumen’s goals, expectations, financial or other projections, intentions or beliefs is a forward-looking statement and should be considered an at-risk statement. Words such as “believes,” “expects,” “anticipates,” “could,” “would,” “seeks,” “aims,” “plans,” “potential,” “will” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements include statements concerning Acumen’s business, and Acumen’s ability to achieve its strategic and financial goals, including its projected use of cash, cash equivalents and marketable securities and the expected sufficiency of its cash resources into early 2027, the therapeutic potential of Acumen’s product candidate, sabirnetug (ACU193), including against other antibodies, the timing of anticipated topline results of ALTITUDE-AD, the potential for additional development to support a subcutaneous dosing option of sabirnetug, and the potential to develop a candidate to treat Alzheimer's Disease utilizing Enhanced Brain Delivery (EBDTM) technology. These statements are based upon the current beliefs and expectations of Acumen management, and are subject to certain factors, risks and uncertainties, particularly those inherent in the process of discovering, developing and commercializing safe and effective human therapeutics. Such risks may be amplified by the impacts of the COVID-19 pandemic. These and other risks concerning Acumen’s programs are described in additional detail in Acumen’s filings with the Securities and Exchange Commission (“SEC”), including in Acumen’s most recent Annual Report Form 10-K and future filings and reports by Acumen. Copies of these and other documents are available from Acumen. Additional information will be made available in other filings that Acumen makes from time to time with the SEC. These forward-looking statements speak only as of the date hereof, and Acumen expressly disclaims any obligation to update or revise any forward-looking statement, except as otherwise required by law, whether, as a result of new information, future events or otherwise. In this presentation, references to cash also include cash equivalents.

3 Large and growing market in need of additional treatment options Sabirnetug (ACU193): monoclonal antibody (mAb) highly selective for toxic AβOs with positive Phase 1 clinical trial results in AD patients; Phase 2 (IV) topline results expected late 2026 Enhanced Brain Delivery (EBDTM) program to develop oligomer-targeted antibodies with BBB-penetrating technology; pre-clinical candidate (PCC) data announced early 2026 & lead candidate IND targeted for mid-2027 Experienced leadership team with extensive AD drug development experience Strong balance sheet supporting clinical development plans for sabirnetug (~$110M at 6/30/26) BBB: blood-brain-barrier Advancing Next Generation Treatments for Early Alzheimer’s Disease (AD) Targeting Toxic Amyloid Beta Oligomers (AβOs)

Early AD Patient Population Represents Significant and Growing Market

STAGES AND CHARACTERISTICS OF AD PROGRESSION


~5 Million*
~2 Million*
Preclinical AD
Mild Cognitive Impairment
Mild Dementia
Moderate Dementia
Severe Dementia
Cognitive Decline
Functional Decline
Behavioral and Psychological Complications

Early Alzheimer's Disease in the U.S.

Higher prevalence due to aging population → More diagnosed cases driven by improved ability to diagnose in earlier stages of AD via increased understanding of blood-based biomarkers → More treated cases due to availability of treatment options and favorable shifts around adoption = **Growing Market**

*Alzheimer's Association

4

ACUMEN

5 *ARIA-E: Amyloid-related imaging abnormalities - edema AD Treatment Landscape Continues to Evolve Approved Therapies Establish Momentum and Next-generation Approaches Expand Impact Future of AD Landscape Broadens Growth Prospects • New blood-based biomarkers and imaging tools will improve diagnostic and monitoring capabilities • Expansion into preclinical AD will significantly increase the addressable population • Combinations with other targets, such as tau, hold promise Current AD Treatments Offer Hope for People Living with AD • First approved anti-amyloid therapies steadily growing • Education and infrastructure buildout allowing for greater access to treatments by the addressable patient population • Increase efficacy • Reduce ARIA-E* risk • Provide more convenient delivery options • Target amyloid that occurs earlier in disease course Opportunities for New Anti-amyloid Therapies to Strengthen Risk-Benefit Tradeoff

6 Phase 1 Phase 2 Phase 3Preclinical Intravenous (IV) Subcutaneous (SC) Fully enrolled, Phase 2 topline results expected late 2026 Phase 1 topline results announced March 2025 support further development TfR-Brain transporter + anti-AβO mAb (SC) Option exercised to develop up to two EBD development candidates for the treatment of AD; lead candidate IND filing targeted for mid-2027 Sabirnetug (ACU193) Enhanced Brain Delivery (EBD ) 2026 a Pivotal Year for Acumen’s Pipeline Sabirnetug Global Phase 2 Study Results & Next Generation EBD Candidate Selection

Acumen Leadership Team Experienced in AD/Neuro Drug Development Acumen team has decades of experience in Alzheimer’s drug discovery and development AMY SCHACTERLE, PHD Chief Regulatory Officer, Head of Quality PAUL SHUGHRUE, PHD VP, Research & Strategy JASNA JERECIC, PHD Disease Area Strategy Lead ERIC SIEMERS, MD Chief Medical Officer MATT ZUGA Chief Financial Officer & Chief Business Officer RUSSELL BARTON Chief Operating Officer DANIEL O'CONNELL Chief Executive Officer SIEW TIN GAN Head of Clinical Operations 7 JULIE BOCKENSTETTE Chief People Officer JAMES DOHERTY, PHD President & Chief Development Officer LIEAN SCHENK SVP, Head of CMC LAURA ROSEN, MD, PHD SVP, Clinical Development DEREK MEISNER, JD Chief Legal Officer

Milestones Achieved and Upcoming ~$110M Cash, cash equivalents and marketable securities as of June 30, 2026 8 MILESTONES TIMING STATUS Initiation of ALTITUDE-AD Phase 2 trial 2Q2024  Completion of enrollment of ALTITUDE-AD 1Q2025  Phase 1 subcutaneous topline results 1Q2025  EBDTM non-clinical data package Early 2026  ALTITUDE-AD topline results Late 2026 Acumen expects its cash runway to extend into early 2027

Amyloid Beta Oligomers in AD Sabirnetug (ACU193): monoclonal antibody (mAb) highly selective for toxic AβOs

Soluble AβOs Contribute to Pathophysiological Processes Associated with Alzheimer's Disease

Model of Aβ oligomer levels



Abnormal
Normal
Biomarker magnitude
Aβ
Tau-mediated neuronal injury and dysfunction
Brain structure
Memory
Clinical function
Aβ oligomers ApoE ε4-
Aβ oligomers ApoE ε4+
Aβ oligomer burden
Cognitively normal
MCI
Dementia
Clinical disease stage

Adapted from Blomeke et al. 2024

- Soluble Aβ forms appear early in the course of disease pathophysiology
- Production of toxic soluble Aβ persists after plaque removal

- Toxic consequences of soluble Aβ oligomer production include synapse dysfunction and loss, tau hyperphosphorylation, immune cell activation and functional impairment
- Reduced neuronal toxicity and intervention at the synaptic level may prevent irreversible neuronal cell death



Synaptic Deterioration
Plasticity Dysfunction
Receptor Redistribution
Impact on Astrocytes/Microglia
Disrupted Ca^{2+} homeostasis
Aberrant Tau Phosphorylation
Selective Neuron Death
Oxidative & ER Stress
Insulin Resistance
ChAT Loss
Inhibition of Axonal Transport

10

ACUMEN

Sabirnetug: Potential Next Generation Immunotherapy for Early AD

Designed for Improved Efficacy & Safety

- Humanized, affinity matured mAb developed to target toxic Aβ oligomers
- IgG2 subclass mAb with reduced effector function

Encouraging Regulatory Interactions

- FDA Fast Track designation for the treatment of early AD
- Phase 2 implemented as a registration-quality study

Positive Ph1 in AD Patients & Encouraging Ph2 Enrollment

- Successful Phase 1 exclusively in early AD patients
  - ✓ Safety, target engagement, biomarker effects
- Phase 2 (n=542) enrollment complete in March 2025; topline results expected in late 2026


Soluble Amyloid
Insoluble Amyloid
Monomers
Oligomers
Protofibrils
Fibrils
Plaques
Neurotoxic
sabirnetug
IgG2

11

ACUMEN

Sabirnetug

Q2W: Dosing every two weeks; Q4W: Dosing every four weeks. PART A: SINGLE-ASCENDING DOSE n = 8 per cohort (32 total) 6:2 per cohort PART B: MULTIPLE-ASCENDING DOSE n = 10 per cohort (30 total) 3 administrations of drug or PBO 8:2 per cohort COHORT 1: 2 mg/kg sabirnetug or Placebo 2mg COHORT 2: 10 mg/kg sabirnetug or Placebo 10mg COHORT 3: 25 mg/kg sabirnetug or Placebo 25mg COHORT 4: 60 mg/kg sabirnetug or Placebo 60mg COHORT 5: 10 mg/kg sabirnetug or Placebo (Q4W)* 10mg COHORT 6: 60 mg/kg sabirnetug or Placebo (Q4W)* 60mg COHORT 7: 25 mg/kg sabirnetug or Placebo (Q2W)* ≥ 1wk ≥ 1wk ≥ 1wk ≥ 1wk ≥ 1wk ≥ 1wk 25mg ≥ 1wk INTERCEPT-AD: A Randomized Placebo Controlled Phase 1 in Early AD Patients 13

Doses Approaching Maximal Target Engagement Support Sabirnetug AβO Mechanism and Helped Guide Dose Selection for Next Study Phase 14 Single & Multiple Dose Cohorts - Exposure Response Relationship (Emax Model) Emax: 22.71 AU/mL Complex EC50: 136 ng/mL sabirnetug 0 600 1200 1800 0 10 20 30 CSF [ACU193] (ng/mL) A C U 19 3- A βO C om pl ex (A U /m L) SAD 2 mg/kg SAD 10 mg/kg SAD 25 mg/kg SAD 60 mg/kg MAD 10 mg/kg Q4W MAD 60 mg/kg Q4W MAD 25 mg/kg Q2W Sabirnetug-AβO Complex TARGET ENGAGEMENT *One patient from Cohort 5 (10 mg/kg Q4W) excluded because only received one administration of drug (study drug discontinued after lacunar infarct). E. Siemers, et al. INTERCEPT-AD, a phase 1 study of intravenous sabirnetug in participants with mild cognitive impairment or mild dementia due to Alzheimer's disease. JPAD 2025. • Acumen developed a novel assay to measure the complex of AβOs bound to sabirnetug in cerebrospinal fluid • Observed target engagement with oligomers that increased across a range of doses • Achieved saturation point between 25 mg/kg and 60 mg/kg

Importance of Key Fluid Biomarkers Associated with AD Pathology

- Biomarkers from cerebrospinal fluid and plasma capture neuronal, synaptic, and axonal injury and reflect the cumulative outcome of different pathological substrates in AD[1]

- Evidence suggests that biomarkers are likely to be better predictors of the underlying pathology of AD than imaging alone[2]

- **After just three administrations of sabirnetug, patients with early AD demonstrated improvements in biomarkers associated with AD pathology**



Amyloid Pathology:
Aβ 42/40
Amyloid plaque
Astrocytic Activation:
GFAP
Synaptic Injury:
Neurogranin
VAMP2
Aβ oligomer
Tau Pathology:
pTau181
pTau217
Neuronal Injury:
Total tau

1. Tarawneh, R. Biomarkers: Our Path Towards a Cure for Alzheimer Disease. Biomarker Insights Volume 15: 1–15. 2020; 2. Blennow K, Zetterberg H. The Past and the Future of Alzheimer's Disease Fluid Biomarkers. J Alzheimer's Dis. 2018;62(3):1125-1140.

15

ACUMEN

CSF BIOMARKERS

Consistent Improvement in CSF Amyloid, Tau and Synaptic Biomarkers Indicate Downstream Pharmacology of Sabirnetug After Only Three Doses

Aβ 42/40 Ratio


CSF Aβ 42/40
(% Change from baseline)
60
40
20
0
-20
-40
-60
Normalization
AD Progression
MAD PBO
10 mg/kg Q4W
25 mg/kg Q2W
60 mg/kg Q4W

Amyloid pathology

pTau181


p = 0.049
pTau181
(% Change from baseline)
60
40
20
0
-20
-40
AD Progression
Normalization
MAD PBO
10 mg/kg Q4W
25 mg/kg Q2W
60 mg/kg Q4W

Tau pathology

Neurogranin


p = 0.037
Neurogranin
(% Change from baseline)
80
60
40
20
0
-20
-40
AD Progression
Normalization
MAD PBO
10 mg/kg Q4W
25 mg/kg Q2W
60 mg/kg Q4W

VAMP2


0.033
0.041
0.033
CSF VAMP2
(% Change from baseline)
60
40
20
0
-20
-40
-60
AD Progression
Normalization
MAD PBO
10 mg/kg Q4W
25 mg/kg Q2W
60 mg/kg Q4W

Synaptic injury

E. Cline, et al, Biofluid biomarker changes following treatment with sabirnetug (ACU193) in INTERCEPT-AD, a phase 1 trial in early Alzheimer's disease. JPAD 2025.

n = 8 subjects/treated group; 6 subjects in pooled placebo (PBO); p-values from unpaired, 2-sided Student's t test

16
ACUMEN

Sabirnetug Shows Greater or Similar Improvement in Multiple CSF Biomarkers as Compared to Other Aβ Agents 17 CSF BIOMARKERS CSF NeurograninCSF pTau181 ACU193 (60 mg/kg Q4W) ACU193 (25 mg/kg Q2W) ACU193 (10 mg/kg Q4W) Pooled Placebo ACU193 Gantenerumab (510 mg Q2W) Gantenerumab Placebo Lecanemab (10 mg/kg Q2W) Lecanemab Placebo *There have been no head-to-head clinical trials between the product candidates listed above. Study designs and protocols for each product candidate were different, and as a result, results may not be comparable between product candidates. Acumen Pharmaceuticals, data on file; AAIC 2023; Bateman et al 2023 NEJM; ADPD 2025.

Sabirnetug Shows Greater or Similar Improvement in Plasma pTau217 Biomarker as Compared to Other Aβ Agents 18 PLASMA BIOMARKERS Plasma pTau217 *There have been no head-to-head clinical trials between the product candidates listed above. Study designs and protocols for each product candidate were different, and as a result, results may not be comparable between product candidates. Acumen Pharmaceuticals, data on file; AAIC 2023; Sims et al 2023 JAMA; ADPD 2025. Note: More impact to fluid biomarkers was observed with longer dosing duration; the 25 mg/kg Q2W cohort differed in dose and sample timing, with drug on board for less time than the 10 mg/kg & 60 mg/kg Q4W cohorts

Highest Doses of INTERCEPT-AD Reduced Amyloid Plaque at Similar Rate and Magnitude to Lecanemab at Comparable Timepoints 6% slowing of cognitive decline 8% slowing of cognitive decline -2% slowing of cognitive decline 22% slowing of cognitive decline 27% slowing of cognitive decline 23% slowing of cognitive decline 29% slowing of cognitive decline Efficacy achieved Mean reduction in amyloid plaque (centiloids)* Acumen Pharmaceuticals, data on file; van Dyck (2023), NEJM (amyloid PET reduction estimated from graphs). *There have been no head-to-head clinical trials between the product candidates listed above. Study designs and protocols for each product candidate were different, and as a result, results may not be comparable between product candidates. 19 PLAQUE REDUCTION

SAFETY

Sabirnetug Demonstrates Potential for Best-in-Class Safety Profile

Compelling Overall Safety Profile, with Low Incidence of ARIA-E in the INTERCEPT-AD study

INTERCEPT-AD Phase 1 Safety Data

5 Total ARIA-E cases, or ~10%

0 Cases of ARIA-E in ApoE4 homozygotes N=6

0 Deaths, SAEs Related to Study Drug

✓ **Limited incidence of ARIA-E**

- 10 mg/kg Q4W: 1 asymptomatic case
- 25 mg/kg Q2W: 1 asymptomatic case
- 60 mg/kg Q4W: 2 asymptomatic cases; 1 symptomatic case

✓ **No ARIA-E observed in ApoE4 homozygotes (n=6), despite comprising 13% of study**

- Differentiated from other antibodies that have ARIA-E rates ~30% to ~40% in participants who are E4-homozygotes

✓ **Broad therapeutic index** with convenient monthly dosing

- Safety profile may support attractive benefit/risk option for large portion of patients

E. Siemers, et al. INTERCEPT-AD, a phase 1 study of intravenous sabirnetug in participants with mild cognitive impairment or mild dementia due to Alzheimer's disease. JPAD 2025.

ApoE4: ε4 allele of Apolipoprotein E

20

ACUMEN

Potential for Differentiated Efficacy Potential for Differentiated Safety INTERCEPT-AD Phase 1 Data Support Potential for Sabirnetug to Offer Next Generation Efficacy and Safety 21  Compelling safety profile with low incidence of ARIA-E  Absence of ARIA-E observed in ApoE4 homozygotes  Broad potential therapeutic index with convenient monthly dosing  First mAb to demonstrate selective target engagement of AβOs (most toxic form of Aβ)  Rapid, meaningful plaque reduction comparable to the current market front-runners at similar timepoints  Improvement of AD biomarkers in CSF and plasma are a strong indication of downstream effects Key Takeaways from INTERCEPT-AD

ALTITUDE-AD Phase 2 Study Results Expected in Late 2026

Objective: To evaluate the clinical efficacy, safety and tolerability of sabirnetug
Patient population: Patients with early AD (MCI or mild dementia due to early AD)



Randomization 1:1:1
Sabirnetug 35mg/kg Q4W
(n ~180)
Sabirnetug 50mg/kg Q4W*
(n ~180)
Placebo Q4W
(n ~180)
Primary Endpoint
Change in iADRS[1] at 18 months
Secondary Endpoints[1]
CDR-SB, ADAS-Cog13, ADCS-ADL, AD biomarkers
12-month open label extension

*Titration of sabirnetug 35mg/kg Q4W for two doses.

Key Highlights

- 542-participant study fully enrolled in March 2025 (U.S., Canada, U.K., Germany, Spain)
- Open label extension portion of ALTITUDE-AD initiated in November 2025
- Topline results expected in late 2026

1. iADRS: Integrated Alzheimer's Disease Rating Scale; CDR-SB: Clinical Dementia Rating – Sum of Boxes; ADAS-cog: Alzheimer's Disease Assessment Scale – Cognitive Subscale; ADCS-ADL: Alzheimer's Disease Cooperative Study – Activities of Daily Living

22
ACUMEN

Subcutaneous Formulation Well-Tolerated in Phase 1 Healthy Volunteer Study Potential to Dose Once-Weekly with Single Injection to Broaden Patient Access and Increase Treatment Convenience Topline results announced in March 2025 show systemic exposure supports further clinical development of the subcutaneous formulation 23 Phase 1 study to compare the pharmacokinetics of subcutaneous form of sabirnetug to the IV form Outcomes: • Safety • Subcutaneous bioavailability • Information on flat dosing Population: • Healthy volunteers • Age matched to AD population in sabirnetug Phase 1 (INTERCEPT-AD) study IV dose (single dose) (n = 12) Subcutaneous dose (4 doses, 1/week) (n = 16) Phase 1 Subcutaneous Healthy Volunteer Study Announced partnership with Halozyme in November 2023 to develop subcutaneous dosing option for sabirnetug using Halozyme’s drug delivery technology, ENHANZE®

Sabirnetug IP & Market Exclusivity • Exclusive, perpetual, irrevocable, worldwide, royalty-free license from Merck to its Amyloid Derived Diffusible Ligand (ADDL) IP including issued sabirnetug patents • Sabirnetug Global IP estate:  Issued patents in 19 countries  Composition of matter patents and methods of use run into July 2031  Patent term extensions may be available, 3-5 years depending on jurisdiction • Biologics market exclusivity is expected for sabirnetug as a novel biologic drug  US provides 12 years market exclusivity for novel biologics  Europe provides 10 years of market exclusivity for novel biologics • EBD program includes Acumen wholly-owned AβO-selective mAbs expected to generate novel IP including Composition of Matter Patent(s) 24

Enhanced Brain Delivery (EBDTM)

26 Delivering Antibodies to the Brain via the Transferrin Receptor (TfR) Aim to Widen the Therapeutic Window to Increase Efficacy, Safety, and Convenience • Increased brain exposure may enhance efficacy • Wider capillary distribution may reduce ARIA-E risk • Lower dose volumes enable convenient subcutaneous administration Enhanced Brain Delivery (EBD) Opportunities: Oligomer-targeted antibody TfR-targeted carrier  Collaboration, option and license agreement announced in July 2025 with JCR Pharmaceuticals  Acumen holds exclusive option to license and develop up to two candidates under terms of agreement Image courtesy of JCR Pharmaceuticals

Acumen's EBD May Improve Efficacy, Safety and Delivery Compared to Non-AβO Selective Antibodies

Differentiated Cargo (AβO-selective mAb)



- **Targets synaptotoxic AβO species**
- **Robust fluid biomarker results** in Phase 1b INTERCEPT-AD trial
- Demonstrated **low ARIA-E** overall in Phase 1b, including no ARIA-E observed in APOE 4/4 carriers
- **Low rate of infusion related reactions** observed to date clinically
- Candidate mAbs: ACU193 and ACU234

Validated BBB Carrier Technology (TfR-targeting)



- **Enhance brain penetration** versus native antibody to enable low-volume SC delivery
- **Potential for lower ARIA rate** due to TfR prevalence on capillary bed
- **Little to no anemia observed with JCR technologies**

Acumen EBD Candidates


EBD
EBD

Differentiated Aβ targeting

Validated TfR-binding

- **Enhanced efficacy:** Leverage improved brain delivery/ distribution and Aβ oligomer targeting
- **Best-in-class safety:** Lower ARIA, anemia, IRRs
- **Designed for SC administration:** Low dose, formulation, stability

ApoE4: ε4 allele of Apolipoprotein E

27

Acumen Explored Broad Parameters to Develop a TfR-Mediated AβO Product 28 TfR Affinity Architecture Valency AβO Selectivity scFv or VHH Heavy Chain vs Light Chain Monovalent Bivalent Affinity Range Selectivity Range SC Properties 14,000x 5,000x Dosing, Formulation, Stability TfR: transferrin receptor; scFv: single chain variable fragment antibodies; VHHs: variable heavy domain antibodies; SC: subcutaneous

Multiple Dose Cohorts* Half-life/Dosing Interval Once monthly dosing Dosing Exposure 35 mg/kg and 50 mg/kg in Phase 2 IV Target Engagement Maximal TE of AβOs observed Phase 1 Results Provide Foundation for EBD Program 29 Single & Multiple Dose Cohorts - Exposure Response Relationship (Emax Model) Emax: 22.71 AU/mL Complex EC50: 136 ng/mL sabirnetug 0 600 1200 1800 0 10 20 30 CSF [ACU193] (ng/mL) AC U1 93 -A βO C om pl ex (A U/ m L) SAD 2 mg/kg SAD 10 mg/kg SAD 25 mg/kg SAD 60 mg/kg MAD 10 mg/kg Q4W MAD 60 mg/kg Q4W MAD 25 mg/kg Q2W *One patient from Cohort 5 (10 mg/kg Q4W) excluded because only received one administration of drug (study drug discontinued after lacunar infarct). E. Siemers, et al. INTERCEPT-AD, a phase 1 study of intravenous sabirnetug in participants with mild cognitive impairment or mild dementia due to Alzheimer's disease. JPAD 2025.

Mouse Surrogate Antibodies Developed to Explore EBD and Target Engagement in a Mouse Model of Alzheimer’s Disease 30 The fusion of anti-oligomer antibodies and J-Brain Cargo (anti-TfR scFv) did not alter the ability of constructs to bind TfR or alter the preferential binding to AβOs Cline et al., CTAD, 2025 234 0 nM Oligomer Binding Monomer Binding 2.182 nM 3.761 µM ACU193 0.33 nM 5.34 nM 3.52 nM 0.595 nM 0.448 nM 2.475 nM 6.914 µM 5.871 µM 8.6 µM mTfR: murine transferrin receptor; mscFv: murine single chain variable fragment antibodies 0.319 * *Cline et al., AAIC, 2025

In Wild-Type Mice, All EBD Fusion Proteins Showed Increased Brain Exposure Compared to Sabirnetug (ACU193)



Drug Concentration in Brain (µg/g wet tissue)
1.2
1.0
0.8
0.6
0.4
0.2
0.0
0
10
20
30
40
50
Hour after administration
~ 35x @ 3 hrs
~ 17x @ 24 hrs
ACU193
mBBB.193-1
mBBB.193-2
mBBB.234-2

- Higher brain exposure was observed for all fusion proteins compared to ACU193:
  - mBBB.193-1 exhibited **~35-fold higher** brain exposure at 3 hours
  - mBBB.193-2 and mBBB.234-2 exhibited **~17-fold higher** brain exposure at 24 hours
- mBBB.193-2 and mBBB.234-2 showed the greatest cumulative exposure:
  - **32- to 55-fold higher** AUC than ACU193

Animals dosed IV at 2 mpk

Cline et al., CTAD, 2025

31

ACUMEN

Surrogate Antibodies Show Enhanced Delivery to the AD Mouse Brain, when Compared with ACU193 and ACU234

- The brain exposure of the three fusion proteins was **63- to 68-fold higher** compared to ACU193 and ACU234

- Higher concentrations of all three fusion proteins seen in AD mouse brain compared to wild-type mice may be due to target engagement of AβOs and retention in brain



AD Mouse Model (ATRE10)
Drug Conc. (µg/g wet tissue)
0.5000
0.4500
0.4000
0.3500
0.3000
0.2500
0.2000
0.1500
0.1000
0.0500
0.0000
~ 63X
~ 68X
~ 65X
G1/ ACU193
G2/ ACU234
G3/ mBBB.193-1
G4/ mBBB.193-2
G5/ mBBB.234-2

Animals dosed at IV 2 mpk

Cline et al., CTAD, 2025

32

ACUMEN

Robust Data Package Supporting EBD Construct Selection Inclusive of NHP Primate Data Anemia Risk Brain Distribution Stability & Manufacturability Pharmacokinetics TfR Affinity 33 Aβ Oligomer Binding

Key Takeaways from NHP Study Results 34  Enhanced Brain Penetration EBD candidates achieved 14-40x higher brain levels in non-human primates compared to native antibodies 24 hours after dosing Lead clinical candidate IND filing targeted for 2027  Subcutaneous Dosing Capability Favorable stability profile and enhanced brain delivery support a path to subcutaneous administration with low-volume devices  Low Anemia Risk • Hematology data in non-human primates indicate low potential for anemia: At 24 hours after SC dosing, EBD candidates demonstrated no observed change in red blood cell count, hematocrit, hemoglobin or reticulocyte count • No adverse events observed

 Significant and growing Alzheimer’s population in need of additional treatment options  Synaptotoxic AβOs appear early in Alzheimer’s Disease and contribute to its pathophysiological processes; sabirnetug demonstrates high selectivity for AβOs in AD patients  Positive Phase 1 data strengthen potential for sabirnetug to offer next-generation efficacy and safety  Significant interest in ALTITUDE-AD, a Phase 2 study investigating sabirnetug, evidenced by rapid enrollment  EBDTM program augments portfolio optionality, leveraging Acumen capabilities and assets Acumen Positioned to Deliver Potential Next-Gen Treatment for Early AD 35 Key Takeaways Next Steps  EBD program pre-clinical candidate (PCC) data announced in early 2026  Topline results from ALTITUDE-AD Phase 2 IV study evaluating the clinical efficacy and safety of sabirnetug in patients with MCI or mild dementia due to Alzheimer’s expected in late 2026  Lead clinical candidate IND filing for EBD program targeted for mid-2027

Appendix www.acumenpharm.com 36

Current Anti-Aβ Antibodies in Preclinical/Clinical Development or Launched

Target	Preclinical	Phase 1	Phase 2	Phase 3	Launched
Oligomers	DNL921 Denali; morADC AC Immune; **AβO TfR EBD Acumen/JCR**; ATV:Abeta Denali; ILM-01 Illimis; ALZ-201 Alzinova; ABY1125 Abyssinia; TAPAS LifeArc	PMN310 ProMIS	**Sabirnetug Acumen**		
Proto-Fibrils					Leqembi Eisai/Biogen
Fibrils	PRX012 TfR Prothena; Eisai/Bioarctic; SNP234 SciNeuro	CM383 KeyMed	SHR-1707 Hengrui	Trontinemab Roche	
N3pG	BAN1503 Bioarctic; BAN2803 BMS/Bioarctic; AL137 Alector; KRSA-028 Korsana; AL037 Alector	ALIA-1758 AbbVie		Remternetug Lilly	Kisunla Lilly
Unspecified	BAN2802 Eisai/Bioarctic; Alector; NI-10183 Neurimmune				

- No Brain delivery
- TfR Brain delivery
- CD98 Brain delivery

TfR: Transferrin receptor; CD98: Cluster of differentiation 98; Adapted from DeMattos, R., CTAD 2025.

37
ACUMEN

Non-clinical Sabirnetug Data

Amyloid Beta Oligomers (AβOs) in Alzheimer’s Disease Pathology Aβ monomers are normally produced, non- toxic and orders of magnitude more prevalent than other forms of amyloid. Aβ plaques are relatively inert but serve as reservoirs for toxic species of amyloid: oligomers and protofibrils. Neurotoxic Soluble Amyloid Insoluble Amyloid

Literature Selection: Soluble AβOs Contribute to Pathophysiological Processes Associated with Alzheimer's Disease

Synapse deterioration
Zhao et al, 2006
Lacor et al, 2007
Shankar et al, 2007
Wu et al, 2010
Brito-Moreira et al, 2017
Actor-Engel et al, 2021
Sackmann & Hallbeck, 2020
Limegrover et al, 2021

Receptor Redistribution
Snyder et al, 2005
Roselli et al, 2005
Lacor et al, 2007
Zhao et al, 2008

Impact on astrocytes/microglia
Hu et al, 1998
Jimenez et al, 2008
Sondag et al, 2009
Tomiyama et al, 2010

Selective neuron death
Lambert et al, 1998
Kim et al, 2003
Florent et al, 2006
Ryan et al, 2009
Lee et al, 2017
Komura, 2019

Oxidative stress
Longo et al, 2000
Sponne et al, 2003
Tabner et al, 2005
De Felice et al, 2007

ER stress
Resende et al, 2008
Nishitsuji et al, 2009

Plasticity dysfunction
Lambert et al, 1998
Walsh et al, 2002
Wang et al, 2002
Townsend et al, 2006
Yasumoto et al, 2019

Aberrant Tau phosphorylation
De Felice et al, 2008
Ma et al, 2009
Tomiyama et al, 2010
Zempel et al, 2010
Bloom, 2014
Forny-Germano et al, 2020
Wakeman et al, 2022
Darricau et al, 2023

Disrupted Ca^{2+} homeostasis
Demuro et al, 2005
De Felice et al, 2007
Alberdi et al, 2010
Wang et al, 2018

Insulin resistance
Zhao et al, 2008
Zhao et al, 2009
Ma et al, 2009
De Felice et al, 2009

ChAT loss
Heinitz et al, 2006
Nunes-Tavares et al, 2012

Inhibition of axonal transport
Pigino et al, 2009
Poon et al, 2009
Decker et al, 2010

40
ACUMEN

Sabirnetug Demonstrates Low Affinity for Monomeric Aβ



Aβ1-40 monomer binding
Affinity - K_D (M)
6×10^-6
4×10^-6
2×10^-6
0
5215.5 nM
100.2 nM
338.2 nM
215.7 nM
Murine Donanemab
Aducanumab
Lecanemab
Sabirnetug
Higher binding affinity

Internal data, 2024

- Aβ monomers are ~7000x higher concentration than AβOs in AD CSF
- Higher affinity for monomeric Aβ will reduce functional selectivity due to high monomer levels
- Sabirnetug has much lower affinity than other mAbs for Aβ monomers

Note: Calculated K_D value for sabirnetug was above the highest analyzed concentration.

41

ACUMEN

Sabirnetug is Highly Selective for Aβ Oligomers Versus Aβ Monomers

Relative Selectivity for AβO versus Monomeric Aβ Measured with SPR

Sabirnetug is more selective for AβOs than aducanumab or lecanemab


Sabirnetug vs Lecanemab and Aducanumab
Higher binding affinity
Affinity - KD (M)
1×10-5
1×10-6
1×10-7
1×10-8
1×10-9
1×10-10
Aβ1-40 monomer
79.6x
222x
8750x
Aβ oligomers
Aducanumab
Lecanemab
Sabirnetug

Internal data, 2024

Note: Murine donanemab shows very low signals for Aβ oligomer binding compared to all other antibodies tested; therefore, it was not included in this comparison.

42

ACUMEN

Sabirnetug is Selective for AβOs Versus Aβ Plaques

Sabirnetug Binds AβOs Not Associated with Plaques in Human AD Brain Slices



ThioS
ACU193
ThioS
ACU193
Merge
AD Hippocampus
ACU193/AβOs species
Merge
AD Hippocampus
ThioS/amyloid plaque

Sabirnetug
Thioflavin S

Adapted from Krafft et al. 2022

43

ACUMEN

44 Amyloid Plaques are Surrounded by a Halo of AβOs Transgenic mouse model of AD AβOs can form halos of soluble aggregates around dense core of amyloid plaques, to which sabirnetug also binds Sabirnetug binding to soluble AβOs Sabirnetug Plaque (ThioS) Spires-Jones et al. 2014 AβOs (AW7) Plaque (ThioS) AD human brain tissue Lab of William Klein, NU, 2017

Sabirnetug: Extensive Data Package Supporting Development

SELECTIVITY

- Nanomolar affinity for AβOs, >500-fold greater selectivity for AβOs over Aβ monomer, with limited or no discernable binding to vascular amyloid or dense core amyloid plaques
- Binds broad range of endogenous Aβ, from dimers to high molecular weight AβOs

PHARMACOLOGY

- Dose-dependent effects in multiple in vitro neuroprotection assays
- Positive memory and behavioral effects in multiple in vivo transgenic mouse models for AD

PK/PD

- Brain penetration and biodistribution demonstrated in multiple species
- Performs like other peripherally administered CNS mAbs

SAFETY

- IgG2 subclass lacks inflammatory effector function signaling (FcγR binding)
- Non-clinical microhemorrhage studies show no increased risk of microhemorrhage
- GLP studies demonstrated acceptable safety package supporting clinical dosing plans including Phase 2

frontiers | Frontiers in Neuroscience

REVIEW
published: 26 April 2022
doi: 10.3389/fnins.2022.848215

ACU193: An Immunotherapeutic Poised to Test the Amyloid β Oligomer Hypothesis of Alzheimer's Disease

Grant A. Krafft, Jasna Jerecic, Eric Siemers and Erika N. Cline*

Acumen Pharmaceuticals, Inc., Charlottesville, VA, United States

Sabirnetug is a promising immunotherapy for early AD expected to provide meaningful cognitive and functional benefits, slow disease progression, and offer an attractive safety profile

45

ACUMEN

Highly selective for Aβ oligomers versus Aβ monomers Even in the presence of a large excess of Aβ monomer, binding of sabirnetug to AβOs is unchanged Binding of sabirnetug to AβOs >500x binding to Aβ monomer Log [Competing Antigen] μM Sabirnetug Selectivity Sabirnetug Selectivity in presence of 5μM monomeric Aβ ACU193 Log μM Sabirnetug is the First mAb Developed to Selectively Target AβOs Sabirnetug selective for binding to AβOs is preserved even in the presence of a large excess of Aβ monomers – such as what is present in the brain, thus limiting ‘target distraction’ 46

47 Sabirnetug Recognizes a Wide Range of Oligomeric Species of Aβ Broad AβO size distribution recognized by sabirnetug in human AD brain Sabirnetug dose dependently binds to AβOs in brain tissue from Tg2576 mice Data from lab of William Klein, NU, 2018 Merck internal data, 2011 0 0.2 0.4 0.6 0.8 1 1.2 1101001000 Re la tiv e A βO Im m un or ea ct iv ity w ith S ab ir ne tu g Molecular Weight (kDa) ~3-8 mers~18-100 mers

1. Prevention of hippocampal LTP impairment Functional Consequences of AβO Clearance: Restoring Plasticity 48 • Aβ at 50 nM markedly reduced HFS-induced LTP in wildtype slices • Pre-treatment with ACU3B3 oligomer-selective antibody prevented Aβ1-42-induced LTP deficits Time course of LTP induction From manuscript in prep; data collected by lab of Gerhard Rammes, University of Regensburg, Max-Planck Institute of Psychiatry, Germany

Functional Consequences Following ACU3B3 Treatment 49 • ACU3B3 (murine oligomer selective antibody) treatment prior to plaque pathology leads to reduced amyloid deposition in J20 Tg model (5-7 months) • Treatment effects are less prominent in aged animals (16-23 months) • Evidence of synaptic recovery in advanced stages of pathology in contrast to minor effects on plaque deposition From manuscript in prep; data collected by lab of Jorge Palop, Gladstone Institute 2. Reduced amyloid deposition and increased spine density

Phase 1 INTERCEPT-AD

Sabirnetug drug specific capture (anti-sabirnetug idiotype mAb) 51 Target Engagement Assessed by Measuring Sabirnetug-AβO Complex in CSF AβO selective detection (anti-AβΟ mAb) Only Sabirnetug-AβO complex is measurable • Novel assay configuration tailored to selectively detect sabirnetug-AβO complex in CSF as direct measure of target engagement • Translated for clinical use from a preclinical assay developed by Merck that showed sabirnetug engages target AβOs in transgenic mouse brain (tg2576) in dose dependent manner MSD S-Plex (Turbo) Immunoassay TARGET ENGAGEMENT

Target Engagement of Sabirnetug with AβOs is Dose Proportional 52 Single Dose Cohorts Multiple Dose Cohorts* 2 mg/kg 10 mg/kg 25 mg/kg 60 mg/kg 0 10 20 30 *One patient from Cohort 5 (10 mg/kg Q4W) excluded because only received one administration of drug (study drug discontinued after lacunar infarct). TARGET ENGAGEMENT p = 0.001 p = 0.03 p = 0.0007No Significant Differences E. Siemers, et al. INTERCEPT-AD, a phase 1 study of intravenous sabirnetug in participants with mild cognitive impairment or mild dementia due to Alzheimer's disease. JPAD 2025.

Nearly All Sabirnetug-Treated Patients in High Dose MAD Cohorts Showed Reductions in Plaque Load After Three Doses at 63 or 70 days 53 Plaque load based on florbetapir PET 0 15 30 45 60 75 0 25 50 75 100 125 25 mg/kg Q2W MAD Days C en til oi ds 20 21 22 23 24 25 26 27 0 15 30 45 60 75 0 25 50 75 100 125 60 mg/kg Q4W MAD Days C en til oi ds 28 29 30 31 32 33 34 35 25 mg/kg Q2W MAD 60 mg/kg Q4W MAD Mean reduction in amyloid plaque ∆ (absolute value, centiloids) 13.7 ∆ (%, centiloids) 20.6% Mean reduction in amyloid plaque ∆ (absolute value, centiloids) 18.1 ∆ (%, centiloids) 25.6% PLAQUE REDUCTION E. Siemers, et al. INTERCEPT-AD, a phase 1 study of intravenous sabirnetug in participants with mild cognitive impairment or mild dementia due to Alzheimer's disease. JPAD 2025.

Sabirnetug Serum Exposure is Dose Proportional Without Accumulation 54 Single Dose Cohorts Multiple Dose Cohorts PHARMACOKINETICS Estimated serum terminal T1/2 of 5-7 days E. Siemers, et al. INTERCEPT-AD, a phase 1 study of intravenous sabirnetug in participants with mild cognitive impairment or mild dementia due to Alzheimer's disease. JPAD 2025.

Sabirnetug CSF Exposure is Dose and Dose-Regimen Proportional 55 Single Dose Cohorts Multiple Dose Cohorts* *One patient from Cohort 5 (10 mg/kg Q4W) excluded because only received one administration of drug (study drug discontinued after lacunar infarct). PHARMACOKINETICS E. Siemers, et al. INTERCEPT-AD, a phase 1 study of intravenous sabirnetug in participants with mild cognitive impairment or mild dementia due to Alzheimer's disease. JPAD 2025.

Trend Toward Normalizing Plasma Biomarkers with 10 mg/kg and 60 mg/kg Q4W 56 MAD PBO 10 m g/kg Q 4W 25 m g/kg Q 2W 60 m g/kg Q 4W -100 -50 0 50 100 150 Pl as m a G FA P (% c ha ng e fr om b as el in e) MAD PBO 10 m g/kg Q 4W 25 m g/kg Q 2W 60 m g/kg Q 4W -50 0 50 100 Pl as m a pT au 18 1 (% c ha ng e fr om b as el in e) MAD PBO 10 m g/kg Q 4W 25 m g/kg Q 2W 60 m g/kg Q 4W -100 -50 0 50 100 150 Pl as m a pT au 21 7 (% c ha ng e fr om b as el in e) 1- 6 w k po st -d os in g • Plasma measurements of glial fibrillary acidic protein (GFAP), pTau181, and pTau217 in 10 mg/kg Q4W & 60 mg/kg Q4W groups were lower than placebo • More impact to fluid biomarkers was observed with longer dosing duration o The 25 mg/kg Q2W cohort differed in dose and sample timing, with drug on board for less time than the 10 mg/kg & 60 mg/kg Q4W cohorts PLASMA BIOMARKERS pTau181GFAP pTau217 A D Progression N orm alization n = 8 subjects/treated group; 6 subjects in pooled placebo (PBO); p-values from unpaired, 2-sided Student’s t test E. Cline, et al, Biofluid biomarker changes following treatment with sabirnetug (ACU193) in INTERCEPT-AD, a phase 1 trial in early Alzheimer’s disease. JPAD 2025.

Phase 2 ALTITUDE-AD

Simulated CSF Target Engagement at Steady-State for ALTITUDE-AD Doses • CSF target engagement was simulated at a candidate list of doses given Q4W at steady-state • Notable diminishing differentiation as dose increases • Doses were selected with peak-trough variation in mind: select doses based on trough (end of dosing interval) CSF engagement upper dose: 50 mg/kg Q4W lower dose: 35 mg/kg Q4W Ph2 Dosing Strategy (ALTITUDE-AD) TIME 58